EXHIBIT 99.1
                                                                    ------------

                              IONICS, INCORPORATED
        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma consolidated condensed financial information gives effect on a pro forma basis to (i) the disposition of Ionics, Incorporated's Aqua Cool Pure Bottled Water business, as disclosed in Item 2 of this Current Report on Form 8-K, principally by deducting the financial position and results of operations of that business from the historical consolidated financial position and results of operations of Ionics, and (ii) the use of a portion of the proceeds from the disposition to repay outstanding indebtedness. The unaudited pro forma consolidated condensed balance sheet gives effect to these transactions as if they had occurred on September 30, 2001. Each of the unaudited pro forma consolidated condensed statements of operations gives effect to these transactions as if they had occurred at the beginning of the periods presented. The unaudited pro forma consolidated condensed financial information has been prepared by Ionics based upon assumptions and adjustments it has deemed appropriate, as discussed in the accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Information.


The pro forma financial information does not purport to represent what Ionics' consolidated results of operations would have been if the disposition of the Aqua Cool Pure Bottled Water business had in fact occurred on these dates, nor does it indicate the future consolidated financial position or future consolidated results of operations of Ionics. This unaudited pro forma consolidated condensed financial information should be read in conjunction with Ionics' consolidated financial statements and notes thereto included in Ionics' Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001.

Future consolidated financial statements of Ionics will reflect the disposal of the assets and liabilities of the Aqua Cool Pure Bottled Water business as of the date of disposition, but will continue to reflect the assets, liabilities and results of the Aqua Cool Pure Bottled Water business for the periods prior to the date of disposition.

Ionics, Incorporated
Unaudited Pro Forma Consolidated Condensed Balance Sheet
September 30, 2001
(Amounts in Thousands)

                                                                                  PRO FORMA          OTHER
                                                                                 ADJUSTMENTS       PRO FORMA
                                                                  HISTORICAL       FOR SALE       ADJUSTMENTS       PRO FORMA
                                                                  ---------       ---------        ---------        ---------
Current assets:
          Cash and cash equivalents                               $  23,025       $                $ 136,134 a,b    $ 159,159
          Short-term investments                                        602                                               602
          Notes receivable, current                                   5,082                                             5,082
          Billed receivables                                        104,662         (18,729)                           85,933
          Unbilled receivables                                       51,484                                            51,484
          Receivables from affiliated companies                       1,640                                             1,640
          Inventories                                                43,418          (1,759)                           41,659
          Other current assets                                       17,144          (1,479)                           15,665
          Deferred income taxes                                      12,749                                            12,749
                                                                  ---------       ---------        ---------        ---------
                  Total current assets                              259,806         (21,967)         136,134          373,973
Long-term notes receivable                                           22,945                                            22,945
Investments in affiliated companies                                  24,894                                            24,894
Property, plant and equipment, net                                  221,910         (53,981)                          167,929
Other assets                                                         57,389         (21,987)                           35,402
                                                                  ---------       ---------        ---------        ---------
                  Total assets                                    $ 586,944       $ (97,935)       $ 136,134        $ 625,143
                                                                  =========       =========        =========        =========

Current liabilities:
          Notes payable and current portion of long-term debt     $  60,995       $                $ (60,995)b      $
          Accounts payable                                           41,002          (5,452)                           35,550
          Other current liabilities                                  44,821          (2,427)                           42,394
                                                                  ---------       ---------        ---------        ---------
                  Total current liabilities                         146,818          (7,879)         (60,995)          77,944
Long-term debt and notes payable                                     10,427             (56)         (10,371)b
Deferred income taxes                                                30,962              49                            31,011
Other liabilities                                                     6,088             (95)                            5,993
Stockholders' equity                                                392,649         (89,954)         207,500          510,195
                                                                  ---------       ---------        ---------        ---------
                  Total liabilities and stockholders' equity      $ 586,944       $ (97,935)       $ 136,134        $ 625,143
                                                                  =========       =========        =========        =========

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Information

Ionics, Incorporated
Unaudited Pro Forma Consolidated Condensed Statement of Operations For the Nine Months Ended September 30, 2001
(Amounts in thousands, except per share amounts)

                                                                                  PRO FORMA          OTHER
                                                                                 ADJUSTMENTS       PRO FORMA
                                                                  HISTORICAL       FOR SALE       ADJUSTMENTS       PRO FORMA
                                                                  ---------       ---------        ---------        ---------
Revenues                                                          $ 354,929       $ (57,627)                        $ 297,302

Cost of sales                                                       250,440         (30,336)                          220,104
Research and development expenses                                     4,795                                             4,795
Selling, general and administrative expenses                         81,736         (20,588)                           61,148
                                                                  ---------       ---------        ---------        ---------

Income from operations                                               17,958          (6,703)                           11,255
Interest income                                                       1,147                                             1,147
Interest expense                                                     (4,273)              5            4,268 c
Equity income                                                         1,906                                             1,906
                                                                  ---------       ---------        ---------        ---------

Income before income taxes and minority interest                     16,738          (6,698)           4,268           14,308
Provision for income taxes                                           (5,691)          2,277           (1,451)          (4,865)
                                                                  ---------       ---------        ---------        ---------

Income before minority interest                                      11,047          (4,421)           2,817            9,443
Minority interest in losses                                             328                                               328
                                                                  ---------       ---------        ---------        ---------

Net income                                                        $  11,375       $  (4,421)       $   2,817        $   9,771
                                                                  =========       =========        =========        =========


Earnings per basic share                                          $    0.67                                         $    0.58
                                                                  =========                                         =========

Earnings per diluted share                                        $    0.66                                         $    0.57
                                                                  =========                                         =========

Shares used in basic earnings per share calculations                 16,983                                            16,983
                                                                  =========                                         =========

Shares used in diluted earnings per share calculations               17,132                                            17,132
                                                                  =========                                         =========

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Information

Ionics, Incorporated
Unaudited Pro Forma Consolidated Condensed Statement of Operations For the Year Ended December 31, 2000
(Amounts in thousands, except per share amounts)

                                                                                  PRO FORMA          OTHER
                                                                                 ADJUSTMENTS       PRO FORMA
                                                                  HISTORICAL       FOR SALE       ADJUSTMENTS       PRO FORMA
                                                                  ---------       ---------        ---------        ---------
Revenues                                                          $ 474,551       $ (67,206)                        $ 407,345

Cost of sales                                                       350,175         (40,085)                          310,090
Research and development expenses                                     7,980                                             7,980
Selling, general and administrative expenses                        116,620         (26,292)                           90,328
                                                                  ---------       ---------        ---------        ---------

Loss from operations                                                   (224)           (829)                           (1,053)
Interest income                                                       1,286              (2)                            1,284
Interest expense                                                     (4,909)             36            4,873 c
Equity income                                                         1,623                                             1,623
                                                                  ---------       ---------        ---------        ---------

(Loss) Income before income taxes and minority interest              (2,224)           (795)           4,873            1,854
Benefit (Provision) for income taxes                                    756             270           (1,657)            (631)
                                                                  ---------       ---------        ---------        ---------

(Loss) Income before minority interest                               (1,468)           (525)           3,216            1,223
Minority interest in earnings                                           402                                               402
                                                                  ---------       ---------        ---------        ---------

Net (Loss) Income                                                 $  (1,870)      $    (525)       $   3,216        $     821
                                                                  =========       =========        =========        =========

Earnings per basic share                                          $   (0.12)                                        $    0.05
                                                                  =========                                         =========

Earnings per diluted share                                        $   (0.12)                                        $    0.05
                                                                  =========                                         =========

Shares used in basic earnings per share calculations                 16,243                                            16,243
                                                                  =========                                         =========

Shares used in diluted earnings per share calculations               16,243                                            16,418
                                                                  =========                                         =========

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Information

Ionics, Incorporated
Notes to Unaudited Pro Forma Consolidated Condensed Financial Information



The unaudited pro forma consolidated condensed financial information reflects:

    a) the receipt of gross transaction proceeds of $210 million (which excludes $10 million held in escrow) after deducting estimated transaction costs;

    b) the repayment of approximately $71.4 million in notes payable and long-term debt; and

    c) the elimination of interest expense resulting from the repayment of notes payable and long-term debt.

The unaudited pro forma consolidated condensed financial information does not reflect:

     1) additional investment earnings relating to the balance of the net proceeds after repayment of the notes payable and long-term debt;

     2) potential purchase price adjustments which may be made pursuant to the Master Agreement following the closing date; or

     3) the elimination of certain corporate general and administrative expenses historically allocated to Aqua Cool Pure Bottled Water business.